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Bank of America                                                    Exhibit 10.21
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                                                          Amendment to Documents

                  AMENDMENT NO. 4 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 4 (the "Amendment") dated as of September 12, 2000, is between Bank of America, N.A. (the "Bank") and IMPCO Technologies, Inc. (the "Borrower").
                                    RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of September 13, 1999, as previously amended (the
"Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
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     1.  Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.  Amendments.  The Agreement is hereby amended as follows:
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         2.1  In Paragraph 6.2 of the Agreement, the date "September 30, 2000"
              is substituted for the date "August 31, 2000".

         2.2 The first sentence of Paragraph 14.6 of the Agreement is amended to read as follows:

                "To maintain on a consolidated basis a cash flow ratio of at least 1.0:1.0 at the end of the fiscal quarter ended July 31, 2000, and a cash flow ration of at least 1.35:1.0 at the end of each other fiscal quarter."

         2.3 In Paragraph 14.6 of the Agreement, the words "calculation period" are substituted for the words "preceding fiscal year".

     3.  Representations and Warranties.  When the Borrower signs this
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Amendment, the Borrower represents and warrants to the Bank that:  (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank; (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment; (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4.  Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.                  IMPCO Technologies, Inc.

X  /s/ Jeffrey A. Thorn                X  /s/ Brian Olson
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By:  Jeffrey A. Thorn, Vice President  By:  Brian Olson, Chief Financial Officer

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